                                                                 Exhibit 10.9(b)


                               AMENDMENT NO. 1 TO
                                CREDIT AGREEMENT



         THIS AMENDMENT NO. 1 (this "Amendment No. 1"), dated as of July 31, 1998, to the CREDIT AGREEMENT (as defined below), is entered into among APPLIED GRAPHICS TECHNOLOGIES, INC., a Delaware corporation (the "Borrower"), the banks, financial institutions and other institutional lenders that are parties to the Credit Agreement (each called a "Lender" and collectively called the "Lenders"), FIRST UNION NATIONAL BANK ("First Union"), as Syndication Agent, BANKBOSTON, N.A.("BankBoston"), as Documentation Agent, FLEET BANK, N.A., as a Lender, Initial Issuing Bank, Swing Line Bank and Administrative Agent ("Fleet" and, in its capacity as administrative agent, the "Administrative Agent") and each of the Guarantors (as defined herein).

                              W I T N E S S E T H:

         WHEREAS, the Borrower, the Lenders, First Union, BankBoston and Fleet are parties to that certain Credit Agreement (the "Credit Agreement"), dated as of May 27, 1998;

         WHEREAS, (i) Portal Publications, Ltd., The Winn Art Group, Inc., Black Dot Graphics, Inc., Orent GraphicArts, Inc., Typo-Graphics, Inc., Ambrosi & Associates, Inc., West Coast Creative, Inc., ABD Group, Inc., Meridian Retail, Inc., Taproot Interactive, Inc., Proof Positive/Farrowlyne Associates, Inc., and One 2 One Inc. (the "Devon Subsidiary Guarantors") executed and delivered in favor of the Lender Parties, Fleet, as Initial Issuing Bank, Swing Line Bank and Administrative Agent and Hedge Banks (collectively, the "Guaranteed Parties") a guaranty dated as of May 27, 1998 (the "Devon Guaranty") and (ii) Devon Group, Inc. (formerly known as AGT Acquisition Corp.), AmuseMatte Corp., Miramar Equipment, Inc., and Color Control, Inc. (the "AGT Subsidiary Guarantors") executed and delivered in favor of the Guaranteed Parties a guaranty dated as of May 27, 1998 and supplemented as of June 18, 1998 (the "AGT Guaranty", and, together with the Devon Guaranty, the "Guaranties"). The AGT Subsidiary Guarantors and the Devon Subsidiary Guarantors are hereinafter collectively referred to as the "Guarantors";

         WHEREAS, the Borrower and Lenders desire to amend the Credit Agreement in order to increase the Revolving Credit Commitment and the Acquisition Line Commitment and to provide for certain related changes under the Credit Agreement;

         WHEREAS, in connection with the increase in the Revolving Credit Commitment and the Acquisition Line Commitment contemplated by this Amendment No. 1, the Guarantors desire to confirm and reaffirm each of the Guaranties; and

         WHEREAS, terms not otherwise defined herein shall have the respective meanings ascribed thereto in the Credit Agreement,

         NOW, THEREFORE, in consideration of the mutual agreements herein contained, and of the loans or other extensions of credit now or hereafter made to, or for the benefit of, the Borrower by the Lenders, the parties hereto agree as follows:


         SECTION 1         AMENDMENTS TO CREDIT AGREEMENT.

         1.01 AMENDMENT TO RECITALS. Paragraph numbered (2) of the Preliminary Statements of the Credit Agreement is hereby amended by deleting the reference to "Two Hundred Fifty Million Dollars ($250,000,000)" in the third line of such paragraph and replacing it with "Three Hundred Million Dollars ($300,000,000)".

         1.02 AMENDMENTS TO SECTION 1.01.Section 1.01 of the Credit Agreement is hereby amended by (i) deleting the last sentence of the definition of "Acquisition Line Commitment" in its entirety, (ii) deleting the last sentence of the definition of "Revolving Credit Commitment" in its entirety and (iii) inserting "(as any of the foregoing may hereafter be amended, restated, supplemented, replaced or otherwise modified from time to time)" at the end of definitions of each of Acquisition Line Note, Revolving Credit Note and Swing Line Note.

         1.03     AMENDMENTS TO SECTION 5.02.

                  A. Clause (ii) of Section 5.02(b) is hereby amended by deleting such clause (ii) in its entirety and replacing it with the following:

                  "(ii) unsecured Debt (w) of the Borrower to any of its Subsidiaries, (x) of any Domestic Subsidiary of the Borrower to the Borrower or any other Domestic Subsidiary of the Borrower, (y) of any Foreign Subsidiary of the Borrower to the Borrower or any Domestic Subsidiary of the Borrower; provided, however, that the aggregate of all unsecured Debt of a Foreign Subsidiary of the Borrower to the Borrower or any Domestic Subsidiary of the Borrower and Investments by the Borrower or any Domestic Subsidiary of the Borrower in any Person organized under the laws of any jurisdiction other than the United States of America or any state thereof as permitted pursuant to Section 5.02(f)(i) herein shall not exceed $7,500,000 outstanding at any time and (z) of any Foreign Subsidiary of the Borrower to any other Foreign Subsidiary;"

                  B. Clause (i) of Section 5.02(f) is hereby amended by deleting such clause (i) in its entirety and replacing it with the following:

                  "(i) Investments by the Borrower or any of its Subsidiaries in their respective Subsidiaries; provided, however, that the aggregate of all unsecured Debt permitted pursuant to Section 5.02(b)(ii)(y) and Investments from the Closing Date by the Borrower or any Domestic Subsidiary of the Borrower in any Person organized under the laws of any jurisdiction other than the United States of America or any state thereof shall not exceed $7,500,000 outstanding at any time; and provided, further, that, with respect to Investments by the Borrower or any of its Subsidiaries in any newly acquired or created wholly-owned Subsidiary of the Borrower or such Subsidiary that is a Domestic Subsidiary of the Borrower, any such Subsidiary shall become a Guarantor pursuant to the provisions of
                           Section 5.01(k);"

         1.04 AMENDMENT TO SCHEDULE I. Schedule I of the Credit Agreement is hereby deleted in its entirety and replaced with the Schedule I attached hereto as Annex A.


         SECTION 2         REPRESENTATIONS AND WARRANTIES.

                  The Borrower hereby represents and warrants that:

         2.01 NO DEFAULT. There exists no Default or Event of Default under the Credit Agreement, as amended hereby, as of the date hereof.

         2.02 REPRESENTATIONS AND WARRANTIES TRUE AND CORRECT. Each of the representations and warranties contained in the Credit Agreement is true and correct in all material respects on, and as though made as of the date hereof (except for any representation or warranty which by its terms is made on or as of a specified date, in which case such representation or warranty shall be true, correct and complete in all material respects only as of such specified date).

         2.03 CORPORATE POWER, ETC. The Borrower and each of the Guarantors (i) has all requisite corporate power and authority to execute and deliver this Amendment No. 1 and the Replacement Notes (as defined herein) and to consummate the transactions contemplated hereby and thereby and (ii) has taken all action, corporate or otherwise, necessary to authorize the execution and delivery of this Amendment No. 1 and the Replacement Notes and the consummation of the transactions contemplated hereby and thereby.

         2.04 NO CONFLICT. Neither the execution and delivery of this Amendment No. 1 and the Replacement Notes (as defined herein) nor consummation of the transactions contemplated hereby and thereby will (i) conflict with or result in any breach or violation of any provision of the certificate of incorporation or by-laws of the Borrower, (ii) result in any breach or violation of, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in the termination of, or accelerate the performance required by, or result in the creation of a Lien upon any of the properties or assets of the Borrower under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, deed of trust, license, lease agreement or other instrument or obligation to which the Borrower is a party or to which any of its properties or assets are subject, (iii) require any consent, approval, authorization or permit of, or filing with or notification to, any third party or any governmental, judicial, administrative or regulatory authority of the United States of America or of any state, local or foreign government or subdivision thereof (a "Governmental Entity") or (iv) violate any order, writ, injunction, decree, judgment, ruling, law, statute, rule or regulation of any Governmental Entity.

         2.05 BINDING EFFECT. This Amendment No. 1 and the Replacement Notes have been duly executed and delivered by the Borrower and constitute the valid and legally binding obligation of the Borrower enforceable in accordance with their respective terms, except as such enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws, now or hereafter in effect, relating to or affecting the enforcement of creditors' rights generally, and (ii) the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).


         SECTION 3  CONDITIONS.

         The effectiveness of the amendments set forth in Section 1 of this Amendment No. 1 shall be subject to the fulfillment by the Borrower, in a manner satisfactory to the Administrative Agent and the Lenders, of all of the following conditions precedent set forth in this Section 3:

         3.01 REPRESENTATIONS AND WARRANTIES TRUE AND CORRECT. The representations and warranties contained herein and in each other agreement, instrument, certificate or other writing delivered to the Administrative Agent or any Lender pursuant hereto or to the Credit Agreement shall be correct in all material respects on and as of the date hereof after giving effect to this Amendment No. 1 as though made on and as of such date (except for any representation or warranty which by its terms is made on or as of a specified date, in which case such representation or warranty shall be true, correct and complete in all material respects only as of such specified date) except to the extent modified hereby.

         3.02 EXECUTION OF AMENDMENT NO. 1. Each of the parties hereto shall have executed and delivered an original counterpart of this Amendment No. 1 to the Administrative Agent.

         3.03 COMPLIANCE WITH TERMS. The Borrower and each Guarantor shall have complied in all respects with the terms hereof and of any other agreement, document, instrument or other writing to be delivered by the Borrower or such Guarantor in connection herewith.

         3.04 DELIVERY OF DOCUMENTS. The Administrative Agent shall have received all of the following, each duly executed and dated the date hereof, in form and substance reasonably satisfactory to the Administrative Agent:

                  (i) Replacement Notes. Replacement Acquisition Line Notes substantially in the form of Exhibit A and Replacement Revolving Credit Notes substantially in the form of Exhibit B (collectively called the "Replacement Notes") for each of the Lenders, delivered to the Administrative Agent for the account of each such Lender in the applicable amounts equal to the amounts set forth opposite such Lender's name on the revised Schedule I attached hereto.

                  (ii) Resolutions of the Borrower and each Guarantor. Copies, duly certified by the secretary or assistant secretary of the Borrower and each Guarantor of (i) resolutions of the Board of Directors of the Borrower and the Guarantors authorizing or ratifying the execution and delivery of this Amendment No.1, (ii) resolutions of the Board of Directors of the

                           Borrower authorizing or ratifying the execution and delivery of the Replacement Notes, (iii) all documents evidencing other necessary corporate action, and (iv) all approvals or consents, if any, with respect to this Amendment No. 1 and the Replacement Notes.

                  (iii) Incumbency Certificates. Certificates of the secretary or assistant secretary of the Borrower and each Guarantor certifying the names of the respective officers of the Borrower and each Guarantor authorized to sign this Amendment No. 1, the Replacement Notes and all other documents or certificates to be delivered hereunder or in connection herewith, together with the true signatures of such officers.

                  (iv) Opinion. An opinion of counsel to the Borrower addressed to the Administrative Agent and Lenders, in substantially the form of Exhibit C hereto.

                  (v) Other. All other such instruments, documents and agreements as Administrative Agent may reasonably request.

         3.05 FEES. The Borrower shall have paid (x) to the Administrative Agent for the benefit of the Lenders a closing fee in the amount of $75,000 and (y) to the Administrative Agent for its sole account, all reasonable fees and expenses, including reasonable attorneys' fees, incurred by the Administrative Agent in connection with the preparation, negotiation, execution and delivery of this Amendment No.1.

         3.06 OTHER PROCEEDINGS. All proceedings in connection with the transactions contemplated by this Amendment No. 1 and all documents incidental hereto shall be satisfactory to the Administrative Agent, the Lenders and their respective counsel.


         SECTION 4  GENERAL CONFIRMATIONS AND AMENDMENTS.

         4.01 CONTINUING EFFECT. The Credit Agreement, the other Loan Documents and the other agreements to which the Borrower or any Guarantor is a party delivered in connection herewith or with the Credit Agreement are, and shall continue to be, in full force and effect, and are hereby ratified and confirmed in all respects except that on and after the date hereof (i) all references in the Credit Agreement to "this Agreement", "hereto", "hereof", "hereunder" or words of like import referring to the Credit Agreement shall mean the Credit Agreement as amended hereby, (ii) all references in the Credit Agreement, the other Loan Documents or any other agreement, instrument or document executed and delivered in connection therewith to the "Credit Agreement", "thereto", "thereof", "thereunder" or words of like import referring to the Credit Agreement shall mean the Credit Agreement as amended hereby.

         4.02 DEFINITION OF CERTAIN TERMS. The terms "Obligations" or "Guaranteed Obligations" as used in the Loan Documents (or any other term used therein to refer to the Debt, liabilities and obligations of the Borrower to the Lenders) include, without limitation, Debt, liabilities and obligations to the Lenders under the Credit Agreement as amended by this Amendment No. 1.

         4.03 FURTHER AMENDMENTS; INCORPORATION BY REFERENCE. The Credit Agreement, the other Loan Documents and all agreements, instruments and documents executed and delivered in connection with any of the foregoing shall each be deemed amended hereby to the extent necessary, if any, to give effect to the provisions of this Amendment No. 1. All of the terms and provisions of this Amendment No. 1 are hereby incorporated by reference into the Credit Agreement as if such terms and provisions were set forth in full therein.

         SECTION 5  MISCELLANEOUS.

         5.01 GOVERNING LAW. This Amendment No. 1, the Replacement Notes and the confirmation attached hereto shall be governed by and construed in accordance with the laws of the State of New York (without giving affect to conflicts of law principles).

         5.02 SEVERABILITY. The provisions of this Amendment No. 1 are severable, and if any clause or provision shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision in this Amendment No. 1 in any jurisdiction.

         5.03 COUNTERPARTS. This Amendment No. 1 and the confirmation attached to the signature page hereto may be signed in any number of counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument.

         5.04 BINDING EFFECT; ASSIGNMENT. This Amendment No. 1 shall be binding upon and inure to the benefit of the Borrower, each Guarantor and their respective successors and to the benefit of the Administrative Agent and the Lenders and their respective successors and assigns. The rights and obligations of the Borrower under this Amendment No. 1 shall not be assigned or delegated without the prior written consent of the Lenders.

         5.05 EXPENSES. The Borrower agrees to pay the Administrative Agent upon demand for all reasonable expenses, including reasonable fees of attorneys and paralegals for the Administrative Agent (who may be employees of the Administrative Agent), incurred by the Administrative Agent in connection with the preparation, negotiation and execution of this Amendment No. 1 and any document required to be furnished herewith.

         5.06 CONTINUING EFFECT. Except as specifically provided herein, the Credit Agreement and the other Loan Documents shall remain in full force and effect in accordance with their respective terms.

         SECTION 6 CONFIRMATION AND REAFFIRMATION OF GUARANTIES.

         6.01 REAFFIRMATION AND CONFIRMATION. Each Guarantor hereby agrees that its respective Guaranty shall remain in full force and effect and that such Guaranty is hereby ratified and confirmed in all respects.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to be executed by their respective officers thereunto duly authorized, on the date first above written.



                                   APPLIED GRAPHICS TECHNOLOGIES, INC.


                                   By: ______________________________________
                                   Name:
                                   Title:

                                   PORTAL PUBLICATIONS, LTD.
                                   THE WINN ART GROUP, INC.
                                   BLACK DOT GRAPHICS, INC.
                                   ORENT GRAPHICARTS, INC.
                                   TYPO-GRAPHICS, INC.
                                   AMBROSI & ASSOCIATES, INC.
                                   WEST COAST CREATIVE, INC.
                                   ABD GROUP, INC.
                                   MERIDIAN RETAIL, INC.
                                   TAPROOT INTERACTIVE, INC.
                                   PROOF POSITIVE/FARROWLYNE
                                   ASSOCIATES, INC.
                                   ONE 2 ONE INC.


                                   By:____________________________________
                                   Name:
                                   Title:



                       [Signature page to Amendment No. 1]

                                   DEVON GROUP, INC. (FORMERLY KNOWN AS AGT
                                     ACQUISITION CORP.),


                                   By:____________________________________
                                   Name:
                                   Title:

                                   AMUSEMATTE CORPORATION

                                   By:____________________________________
                                   Name:
                                   Title:

                                   COLOR CONTROL, INC.

                                   By:____________________________________
                                   Name:
                                   Title:



                       [Signature page to Amendment No. 1]

                                   MIRAMAR EQUIPMENT, INC.

                                   By:____________________________________
                                   Name:
                                   Title:


                                   FLEET BANK, N.A. AS INITIAL ISSUING
                                     BANK, SWING LINE BANK, ADMINISTRATIVE AGENT
                                     AND LENDER


                                   By:______________________________________
                                   Name:
                                   Title:



                       [Signature page to Amendment No. 1]

                                             THE BANK OF NEW YORK, AS A LENDER


                                             By:________________________________
                                             Name:
                                             Title:



                       [Signature page to Amendment No. 1]

                                   MELLON BANK, N.A., AS A LENDER


                                    By:______________________________________
                                    Name:
                                    Title:



                       [Signature page to Amendment No. 1]

                                   THE CHASE MANHATTAN BANK,
                                     AS A LENDER


                                   By:______________________________________
                                   Name:
                                   Title:



                       [Signature page to Amendment No. 1]

                                   FIRST UNION NATIONAL BANK,
                                     AS SYNDICATION AGENT AND AS A LENDER


                                   By:______________________________________
                                   Name:
                                   Title:



                       [Signature page to Amendment No. 1]

                                   STATE STREET BANK AND TRUST COMPANY,
                                     AS A LENDER


                                   By:______________________________________
                                   Name:
                                   Title:



                       [Signature page to Amendment No. 1]

                                   KEYBANK NATIONAL ASSOCIATION,
                                     AS A LENDER


                                   By:______________________________________
                                   Name:
                                   Title:



                       [Signature page to Amendment No. 1]

                                   BANKBOSTON, N.A.,
                                     AS DOCUMENTATION AGENT AND AS A LENDER


                                   By:______________________________________
                                   Name:
                                   Title:



                       [Signature page to Amendment No. 1]

                                   DEUTSCHE BANK AG NEW YORK AND/OR
                                     CAYMAN ISLANDS BRANCH,
                                     AS A LENDER


                                   By:______________________________________
                                   Name:
                                   Title:



                                   By:______________________________________
                                   Name:
                                   Title:



                       [Signature page to Amendment No. 1]

                                   BANK OF AMERICA NATIONAL TRUST &
                                     SAVINGS ASSOCIATION,
                                     AS A LENDER


                                   By:______________________________________
                                   Name:
                                   Title:



                       [Signature page to Amendment No. 1]

                                     SUNTRUST BANK, ATLANTA,
                                       AS A LENDER


                                     By:______________________________________
                                     Name:
                                     Title:



                                     By:______________________________________
                                     Name:
                                     Title:



                       [Signature page to Amendment No. 1]

                                   COMERICA BANK,
                                     AS A LENDER


                                   By:______________________________________
                                   Name:
                                   Title:



                       [Signature page to Amendment No. 1]

                                   EUROPEAN AMERICAN BANK,
                                     AS A LENDER


                                   By:______________________________________
                                   Name:
                                   Title:



                       [Signature page to Amendment No. 1]

                                   BANK OF TOKYO- MITSUBISHI TRUST
                                     COMPANY,
                                     AS A LENDER


                                   By:______________________________________
                                   Name:
                                   Title:



                       [Signature page to Amendment No. 1]

                                    EXHIBIT A
                               TO AMENDMENT NO. 1

              FORM OF REPLACEMENT ACQUISITION LINE PROMISSORY NOTE


$_________________                                       Dated: ______, __, ____


                  FOR VALUE RECEIVED, the undersigned, Applied Graphics Technologies, Inc., a Delaware corporation (the "Borrower"), HEREBY PROMISES TO PAY to the order of ________________________ (the "Lender") for the account of its Applicable Lending Office (as defined in the Credit Agreement referred to below) the principal sum of ________________ DOLLARS AND _______ CENTS ($__________________) or, if less, the aggregate unpaid principal amount of the Acquisition Line Advances owing to the Lender by the Borrower pursuant to the Credit Agreement, dated as of May 27, 1998 (as amended, supplemented, restated or otherwise modified, the "Credit Agreement"; terms defined therein being used herein as therein defined), among the Borrower, the Lender and certain other Lender Parties thereto, First Union National Bank, as Syndication Agent, BankBoston, N.A., as Documentation Agent and Fleet Bank, N.A., as Initial Issuing Bank, Fleet Bank, N.A., as Swing Line Bank, and Fleet Bank, N.A., as Administrative Agent for the Lender and the other Lender Parties, on the dates and in the amounts specified in the Credit Agreement.

                  The Borrower further promises to pay interest on the unpaid principal amount of each Acquisition Line Advance from the date of such Acquisition Line Advance until such principal amount is paid in full, at such interest rates and at such times as are specified in the Credit Agreement.

                  Both principal and interest are payable in lawful money of the United States of America to Fleet Bank, N.A., as Administrative Agent for the Lender Parties, at ___________ _________________________________________,
Account No.____________, Attention: Loan Administration, in same day funds. Each Acquisition Line Advance owing to the Lender by the Borrower and the maturity thereof, and all payments made on account of principal thereof, shall be recorded by the Lender and, prior to any transfer hereof, endorsed on the grid attached hereto or any continuation thereof, which is part of this Promissory Note; provided, however, that the failure of such Lender to so record any such information or any error in so recording any such information shall not limit or otherwise affect the obligations of the Borrower hereunder or under any other Loan Document.

                  This Promissory Note is one of the Notes referred to in, and is entitled to the benefits of, the Credit Agreement. The Credit Agreement, among other things, (i) provides for the making of Acquisition Line Advances by the Lender to the Borrower from time to time in an aggregate amount not to exceed at any time outstanding the U.S. dollar amount first above mentioned, the indebtedness of the Borrower resulting from each such Acquisition Line Advance being evidenced by this Promissory Note, and (ii) contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and also for prepayments on account of principal hereof prior to the maturity hereof upon the terms and conditions therein specified.

                  This Promissory Note shall be deemed to be in substitution for and replacement of, and not a repayment of, the Acquisition Line Promissory Note dated May 27, 1998 made by the Borrower to the Lender (the "Prior Note"), provided that all principal and interest accrued and unpaid under such Prior Note shall be deemed evidenced by this Promissory Note and payable hereunder from and after the date of accrual thereof. The execution and delivery of this Promissory Note shall not be construed to have constituted repayment of any amount of principal or interest on the Prior Note.

                  This Promissory Note shall be governed by and construed in accordance with the laws of the State of New York.



                                             APPLIED GRAPHICS TECHNOLOGIES, INC.

                                   By:_____________________________________
                                   Name: __________________________________
                                   Title: _________________________________

                                ACQUISITION LINE ADVANCES AND PAYMENTS OF PRINCIPAL

------------------------ ---------------------- ---------------------- ---------------------- ----------------------


                               AMOUNT OF              AMOUNT OF          UNPAID PRINCIPAL       NOTATION MADE BY
         DATE              ACQUISITION LINE       PRINCIPAL PAID OR           BALANCE
                                ADVANCE                PREPAID
------------------------ ---------------------- ---------------------- ---------------------- ----------------------

                                    EXHIBIT B
                               TO AMENDMENT NO. 1

              FORM OF REPLACEMENT REVOLVING CREDIT PROMISSORY NOTE

$_________________                                      Dated: ______ __, _____

                  FOR VALUE RECEIVED, the undersigned, Applied Graphics Technologies, Inc., a Delaware corporation (the "Borrower"), HEREBY PROMISES TO PAY to the order of ________________________ (the "Lender") for the account of its Applicable Lending Office (as defined in the Credit Agreement referred to below) the principal sum of __________ DOLLARS AND ___ CENTS ($___________) or, if less, the aggregate unpaid principal amount of the Revolving Credit Advances owing to the Lender by the Borrower pursuant to the Credit Agreement, dated as of May 27, 1998 (as amended, supplemented, restated or otherwise modified, the "Credit Agreement"; terms defined therein being used herein as therein defined), among the Borrower, the Lender and certain other Lender Parties thereto, First Union National Bank, as Syndication Agent, BankBoston, N.A., as Documentation Agent and Fleet Bank, N.A., as Initial Issuing Bank, Fleet Bank, N.A., as Swing Line Bank, and Fleet Bank, N.A., as Administrative Agent for the Lender and the other Lender Parties, on the Revolving Credit Termination Date.

                  The Borrower further promises to pay interest on the unpaid principal amount of each Revolving Credit Advance from the date of such Revolving Credit Advance until such principal amount is paid in full, at such interest rates and at such times as are specified in the Credit Agreement.

                  Both principal and interest are payable in lawful money of the United States of America to Fleet Bank, N.A., as Administrative Agent for the Lender Parties, at ___________________________, ________________________,
Account No.____________, Attention: Loan Administration, in same day funds. Each Revolving Credit Advance owing to the Lender by the Borrower and the maturity thereof, and all payments made on account of principal thereof, shall be recorded by the Lender and, prior to any transfer hereof, endorsed on the grid attached hereto or any continuation thereof, which is part of this Promissory Note; provided, however, that the failure of such Lender to so record any such information or any error in so recording any such information shall not limit or otherwise affect the obligations of the Borrower hereunder or under any other Loan Document.

                  This Promissory Note is one of the Notes referred to in, and is entitled to the benefits of, the Credit Agreement. The Credit Agreement, among other things, (i) provides for the making of Revolving Credit Advances by the Lender to the Borrower from time to time in an aggregate amount not to exceed at any time outstanding the U.S. dollar amount first above mentioned, the indebtedness of the Borrower resulting from each such Revolving Credit Advance being evidenced by this Promissory Note, and (ii) contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and also for prepayments on account of principal hereof prior to the maturity hereof upon the terms and conditions therein specified.

                  This Promissory Note shall be deemed to be in substitution for and replacement of, and not a repayment of, the Revolving Credit Promissory Note dated May 27, 1998 made by the Borrower payable to the Lender (the "Prior Note"), provided that all principal and interest accrued and unpaid under such Prior Note shall be deemed evidenced by this Promissory Note and payable hereunder from and after the date of accrual thereof. The execution and delivery of this Promissory Note shall not be construed to have constituted repayment of any amount of principal or interest on the Prior Note.

                  This Promissory Note shall be governed by and construed in accordance with the laws of the State of New York.


                                             APPLIED GRAPHICS TECHNOLOGIES, INC.

                                    By:_____________________________________
                                    Name: __________________________________
                                    Title: _________________________________

                                REVOLVING CREDIT ADVANCES AND PAYMENTS OF PRINCIPAL

------------------------ ---------------------- ---------------------- ---------------------- ----------------------


                          AMOUNT OF REVOLVING         AMOUNT OF          UNPAID PRINCIPAL       NOTATION MADE BY
         DATE               CREDIT ADVANCE        PRINCIPAL PAID OR           BALANCE
                                                       PREPAID
------------------------ ---------------------- ---------------------- ---------------------- ----------------------

                                    EXHIBIT C
                                 FORM OF OPINION



                                                                    July __,1998

To the Lenders to the Credit Agreement
referred to below, Fleet Bank, N.A.
as Issuing Bank and Swing Line Bank, and
Fleet Bank, N.A.
as Administrative Agent for such Lenders

Ladies and Gentlemen:

                  I have acted as counsel to Applied Graphics Technologies, Inc.(the "Borrower"), a Delaware corporation, in connection with the preparation, authorization, execution and delivery of, and the consummation of the transactions contemplated by, Amendment No. 1 ("Amendment No. 1"), dated as of the date hereof, to the Credit Agreement dated as of May 27, 1998, among the Borrower, the banks, financial institutions and other institutional lenders named therein, First Union National Bank, as Syndication Agent, BankBoston, N.A., as Documentation Agent and Fleet Bank, N.A., as Initial Issuing Bank, Swing Line Bank and Administrative Agent (the "Credit Agreement"). Capitalized terms defined in the Credit Agreement or Amendment No. 1 and used but not otherwise defined herein are as so defined.

                  In so acting, I have examined originals or copies, certified or otherwise identified to my satisfaction, of Amendment No. 1, the Credit Agreement, the Replacement Notes, and such corporate records, agreements, documents and other instruments, and such certificates or comparable documents of public officials and of officers and representatives of the Borrower, and have made such inquiries of such officers and representatives, as I have deemed relevant and necessary as a basis for the opinions hereinafter set forth.

                  In such examination, I have assumed the genuineness of all signatures, the legal capacity of natural persons, the authenticity of all documents submitted to me as originals, the conformity to original documents of all documents submitted to me as certified, conformed or photostatic copies, and the authenticity of the originals of such latter documents. As to all questions of fact material to this opinion that have not been independently established, I have relied upon certificates or comparable documents of officers and representatives of the Borrower and upon the representations and warranties of the Borrower contained in the Loan Documents.

                  Based on the foregoing, and subject to the qualifications stated herein, I am of the opinion that:

                  1. The Borrower is incorporated, validly existing and in good standing under the laws of Delaware and has all requisite corporate power and authority to own, lease and operate its properties and to carry on its business as now being conducted. The Borrower is duly qualified to transact business and is in good standing as a foreign corporation in each jurisdiction where the character of its activities requires such qualification, except where the failure of the Borrower to be so qualified would not have a Material Adverse Effect.

                  2. The execution, delivery and performance of the Credit Agreement as amended by Amendment No. 1 and each of the Replacement Notes by the Borrower and the consummation by the Borrower of the transactions contemplated thereby have been duly authorized by all necessary corporate action on the part of the Borrower. Amendment No. 1 and each of the Replacement Notes has been duly and validly executed and delivered by the Borrower thereto.

                  3. The execution, delivery and performance of the Credit Agreement as amended by Amendment No. 1 and each of the Replacement Notes, the consummation of the transactions contemplated thereby and compliance by the Borrower with the provisions thereof will not conflict with, constitute a default under or violate any of the terms, conditions or provisions of the certificate of incorporation or by-laws of the Borrower.

                  4. No consent, approval, waiver, license or authorization or other action by or filing with any Governmental Authority is required in connection with the execution and delivery by the Borrower of the Credit Agreement as amended by Amendment No. 1 and each of the Replacement Notes or the consummation by the Borrower of the transactions contemplated thereby, except for the filings and other actions required pursuant to state securities or blue sky laws, as to which I express no opinion, and those already obtained.

                  The opinions set forth above are subject to the following qualifications:

                  I am a member of the Bar of the District of Columbia, and I express no opinion as to the laws of any jurisdiction other than the laws of the District of Columbia, the corporate laws of Delaware and the Federal laws of the United States of America.

                  The opinions expressed herein are rendered solely for your benefit in connection with the transactions described herein. Those opinions may not be used or relied upon by any other person, nor may this letter or any copies thereof be furnished to a third party, filed with a governmental agency, quoted, cited or otherwise referred to without my prior written consent, or as required by law, other than to bank regulatory authorities or permitted assigns of any Lender Party.

                                                               Very truly yours,

                                     ANNEX A

                                   SCHEDULE I

                   COMMITMENTS AND APPLICABLE LENDING OFFICES

------------------------- ---------------- ----------------- ---------------- -----------------


                             REVOLVING       ACQUISITION          SWING       LETTER OF CREDIT
                              CREDIT       LINE COMMITMENT        LINE           COMMITMENT
 NAME OF INITIAL LENDER     COMMITMENT                         COMMITMENT
------------------------- ---------------- ----------------- ---------------- -----------------
Fleet Bank, N.A.,as                                                              $5,000,000
Initial Issuing Bank


------------------------- ---------------- ----------------- ---------------- -----------------

Fleet Bank, N.A., as                                           $5,000,000
Swing Line Bank


------------------------- ---------------- ----------------- ---------------- -----------------

Fleet Bank, N.A.            $27,300,000      $14,700,000



------------------------- ---------------- ----------------- ---------------- -----------------

The Bank of New York        $15,600,000       $8,400,000





------------------------- ---------------- ----------------- ---------------- -----------------

First Union National        $21,450,000      $11,550,000
Bank


------------------------- ---------------- ----------------- ---------------- -----------------

Mellon Bank, N.A.

------------------------------------ ---------------------------------------


             DOMESTIC                              EURODOLLAR
              LENDING                               LENDING
              OFFICE                                 OFFICE
------------------------------------ ---------------------------------------

1185 Avenue of the Americas
New York, NY 10036
Fax: (212) 819-4120
Phone: (212) 819-5735
------------------------------------ ---------------------------------------

1185 Avenue of the Americas
New York, NY 10036
Fax: (212) 819-4120
Phone: (212) 819-5735
------------------------------------ ---------------------------------------

1185 Avenue of the Americas          1185 Avenue of the Americas
New York, NY 10036                   New York, NY 10036
Fax: (212) 819-4120                  Fax: (212) 819-4120
Phone: (212) 819-5735                Phone: (212) 819-5735
------------------------------------ ---------------------------------------

530 Fifth Avenue, 3rd Floor          530 Fifth Avenue, 3rd Floor
Manhattan Commercial Building        Manhattan Commercial Building
 Division                             Division
New York, New York 10036             New York, New York 10036
Fax: (212) 852-4292                  Fax: (212) 852-4292
Phone: (212) 852-4157                Phone: (212) 852-4157
------------------------------------ ---------------------------------------





------------------------------------ ---------------------------------------

1735 Market Street                   1735 Market Street

------------------------- ---------------- ----------------- ---------------- -----------------


                             REVOLVING       ACQUISITION          SWING       LETTER OF CREDIT
                              CREDIT       LINE COMMITMENT        LINE           COMMITMENT
 NAME OF INITIAL LENDER     COMMITMENT                         COMMITMENT
------------------------- ---------------- ----------------- ---------------- -----------------

                            $ 9,750,000      $ 5,250,000

------------------------- ---------------- ----------------- ---------------- -----------------

BankBoston, N.A.            $21,450,000      $11,550,000





------------------------- ---------------- ----------------- ---------------- -----------------

Comerica Bank               $11,700,000       $6,300,000



------------------------- ---------------- ----------------- ---------------- -----------------

                            $7,800,000        $4,200,000
European American Bank
------------------------- ---------------- ----------------- ---------------- -----------------

SunTrust Bank, Atlanta      $11,700,000       $6,300,000




------------------------- ---------------- ----------------- ---------------- -----------------

State Street Bank and       $11,700,000       $6,300,000
Trust Company



------------------------- ---------------- ----------------- ---------------- -----------------

Bank of America             $11,700,000       $6,300,000
National Trust and
Savings Association


------------------------------------ ---------------------------------------


             DOMESTIC                              EURODOLLAR
              LENDING                               LENDING
              OFFICE                                 OFFICE
------------------------------------ ---------------------------------------

Philadelphia, Pennsylvania 19101     Philadelphia, Pennsylvania 19101
Fax: (212) 553-4789                  Fax: (212) 553-4789
Phone: (215) 553-3414                Phone: (215) 553-3414
------------------------------------ ---------------------------------------

100 Federal Street                   100 Federal Street
MS-01-08-08                          MS-01-08-08
Boston, MA 02110                     Boston, MA 02110
Fax: (617) 434-6757                  Fax: (617) 434-9627
Phone: (617) 434-3401                Phone: (617) 434-9820

------------------------------------ ---------------------------------------

500 Woodward Avenue                  500 Woodward Avenue
Detroit, Michigan 48275-3280         Detroit, Michigan 48275-3280
Fax: (313) 222-3330                  Fax: (313) 222-3330
Phone: (313) 222-3678                Phone: (313) 222-3678
------------------------------------ ---------------------------------------

------------------------------------ ---------------------------------------
25 Park Place, 21st Floor,           25 Park Place, 21st Floor,
Center 112                           Center 112
Atlanta, Georgia 30303               Atlanta, Georgia 30303
Fax: (404) 230-5413                  Fax: (404) 230-5413
Phone: (404) 575-2730                Phone: (404) 575-2730

------------------------------------ ---------------------------------------

225 Franklin Street                  225 Franklin Street
Boston, MA 02110                     Boston, MA 02110
Contact: Christopher E. DelSignore   Contact: Christopher E. DelSignore
Fax: (617) 664-6527                  Fax: (617) 664-6527
Phone: (617) 664-8751                Phone: (617) 664-8751
------------------------------------ ---------------------------------------

231 S. LaSalle Street                231 S. LaSalle Street
Chicago, Illinois 60697              Chicago, Illinois 60697
Contact: Cheryl Varner               Contact: Cheryl Varner

------------------------- ---------------- ----------------- ---------------- -----------------


                             REVOLVING       ACQUISITION          SWING       LETTER OF CREDIT
                              CREDIT       LINE COMMITMENT        LINE           COMMITMENT
 NAME OF INITIAL LENDER     COMMITMENT                         COMMITMENT
------------------------- ---------------- ----------------- ---------------- -----------------



------------------------- ---------------- ----------------- ---------------- -----------------
Deutsche Bank AG New        $11,700,000       $6,300,000
York and Cayman Island
Branches




------------------------- ---------------- ----------------- ---------------- -----------------

Keybank National            $11,700,000       $6,300,000
Association



------------------------- ---------------- ----------------- ---------------- -----------------

Bank of Tokyo-              $9,750,000        $5,250,000
Mitsubishi Trust Company




------------------------- ---------------- ----------------- ---------------- -----------------

The Chase Manhattan Bank    $11,700,000       $6,300,000



------------------------- ---------------- ----------------- ---------------- -----------------

TOTAL                      $195,000,000      $105,000,000
------------------------- ---------------- ----------------- ---------------- -----------------

------------------------------------ ---------------------------------------


             DOMESTIC                              EURODOLLAR
              LENDING                               LENDING
              OFFICE                                 OFFICE
------------------------------------ ---------------------------------------

Fax: (312) 974-1624                  Fax: (312) 974-1624
Phone: (312) 828-6427                Phone: (312) 828-6427
------------------------------------ ---------------------------------------

Deutsche Bank AG                     Deutsche Bank AG Cayman islands
New York Branch                      Branch c/o
31 West 52nd Street                  New York Branch
New York, New York, 10019            31 West 52nd Street
Fax: (212) 469-8675                  New York, New York, 10019
Phone: (212) 469-8212                Fax: (212) 469-8675
                                     Phone: (212) 469-8212
------------------------------------ ---------------------------------------

127 Public Square                    127 Public Square
OH-01-27-0606                        OH-01-27-0606
Cleveland, Ohio 44114                Cleveland, Ohio 44114
Fax: (216) 689-4981                  Fax: (216) 689-4981
Phone: (216) 689-0206                Phone: (216) 689-0206
------------------------------------ ---------------------------------------

BTM Information Services, Inc.       BTM Information Services, Inc.
Harborside, New Jersey 07311         Harborside, New Jersey 07311
Fax: (212) 782-5635/5636             Fax: (212) 782-5635/5636
Phone: (212) 782-5637                Phone: (212) 782-5637
Contact: Mr. Rolando Uy,             Contact: Mr. Rolando Uy,
Operations Officer                   Operations Officer
------------------------------------ ---------------------------------------

270 Park Avenue                      270 Park Avenue
New York, New York 10017             New York, New York 10017
Fax: (914) 993-7938                  Fax: (914) 993-7938
Phone: (914) 993-7955                Phone: (914) 993-7955
------------------------------------ ---------------------------------------